Exhibit 99.3

NYSE American / TSX: IE ivanhoeelectric .com 2026 Santa Cruz Copper Project Preliminary Feasibility Study September 23, 2026 NYSE American / TSX: IE ivanhoeelectric .com

SAFE HARBOR 2 Forward - Looking Statements Certain statements in this presentation constitute “forward - looking statements” or “forward - looking information” within the meaning of applicable U.S. and Canadian securities laws. Such statements and information involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Ivanhoe Electric, its projects, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward - looking statements or information. Such statements can be identified by the use of words such as “may”, “would”, “could”, “will”, “intend”, “expect”, “believe”, “plan”, “anticipate”, “estimate”, “scheduled”, “forecast”, “predict”, “target”, “project” and other similar terminology, or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. These statements reflect Ivanhoe Electric’s current expectations regarding future events, performance and results and speak only as of the date of this news release. Such statements in this presentation include, without limitation statements relating to: the projections, assumptions and estimates contained in the Preliminary Feasibility Study related to the Santa Cruz Copper Project, including but not limited to those related to capital and operating costs, metal prices, cash flow, cash costs, revenue, net present value, internal rate of return, mine design and mining techniques and processes, copper production, grade and recoveries, development, throughput, life of mine, illustrative timelines related to mine construction, permitting and copper production, potential financing, jobs during construction and operations, mine sequencing, mining technology, equipment, staffing and infrastructure, emissions, use of land, water management and estimates regarding groundwater flow, power and other resources, estimates of mineral resources and reserves, potential for expansion of mineral resources, copper grade and cash cost costs relative to other mines, use of renewable energy, use of energy storage technologies, the ability to produce pure copper cathode, the ability to secure state and local permits, the potential for resource expansion at Santa Cruz, East Ridge and Texaco deposits, and planned or potential developments in the businesses of the Company; project financing alternatives; the performance of the Robbins Tunnel Boring Machine; anticipated investments, growth and demand in Arizona and the United States; and projections of the Santa Cruz Copper Project’s anticipated performance with other existing and potential future mines. Forward - looking statements are based on management’s beliefs and assumptions and on information currently available to management. Such statements are subject to significant risks and uncertainties, and actual results may differ materially from those expressed or implied in the forward - looking statements due to various factors, including changes in the prices of copper or other metals Ivanhoe Electric is exploring for; the need for additional capital, which may not be available on favorable terms, or at all; the results of exploration and drilling activities and/or the failure of exploration programs or studies to deliver anticipated results or results that would justify and support continued exploration, studies, development or operations; the final assessment of exploration results and information that is preliminary; the significant risk and hazards associated with any future mining operations, extensive regulation by the U.S. government as well as local governments; changes in laws, rules or regulations, or their enforcement by applicable authorities; the failure of parties to contracts with Ivanhoe Electric to perform as agreed; and the impact of political, economic and other uncertainties associated with operating in foreign countries, and the impact of pandemics and the global economy. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors described in Ivanhoe Electric’s Annual Report on Form 10 - K filed along with other disclosures with the U.S. Securities and Exchange Commission and the Canadian securities regulators. No assurance can be given that such future results will be achieved. Forward - looking statements speak only as of the date of this presentation. Ivanhoe Electric cautions you not to place undue reliance on these forward - looking statements. Subject to applicable securities laws, Ivanhoe Electric does not assume any obligation to update or revise the forward - looking statements contained herein to reflect events or circumstances occurring after the date of this presentation, and Ivanhoe Electric expressly disclaims any requirement to do so.

TECHNICAL INFORMATION AND QUALIFIED PERSONS

Ivanhoe ELECTRIC

The 2026 Preliminary Feasibility Study, entitled "S-K 1300 Preliminary Feasibility & Technical Report Summary, Santa Cruz Copper Project, Arizona," is dated September 23, 2026, and was prepared in accordance with Subpart 1300 and Item 601 of Regulation S-K ("2026 Study"). The 2026 Study was prepared by the following firms: BBA Consultants USA LP ("BBA"), Worley Group Inc. ("Worley"), Burns & McDonnell Engineering Company, Inc. ("Burns & McDonnell"), Haley & Aldrich, Inc. ("H&A"), INTERA Incorporated ("INTERA"), KCB Consultants Ltd. ("KCB"), Life Cycle Geo, LLC ("LCG"), Met Engineering, LLC ("Met Engineering"), Paterson & Cooke USA, Ltd. ("P&C"), Stantec Consulting Services Inc. ("Stantec"), and Tetra Tech, Inc. ("Tetra Tech").

The 2026 Study will be available on the SEC's EDGAR website as an exhibit to a Form 8-K filed by Ivanhoe Electric. Ivanhoe Electric will prepare and file an independent technical report pursuant to Canadian National Instrument 43-101 within 45 days of the date of this presentation. This report will be available on Ivanhoe Electric's website and on its SEDAR+ profile.

For the purposes of Canadian National Instrument 43-101, the independent Qualified Persons responsible for preparing the scientific and technical information disclosed in the related news release are Todd McCracken and David Willock (BBA), Ulises Arvayo (Burns & McDonnell), Eric Mears (H&A), Annelia Tinklenberg (INTERA), Jim Casey (KCB), Tom Meuzelaar (LCG), James Moore (Met Engineering), Casey Schmitt and Adam House (P&C), Kim Trapani (Stantec), and Daryl Longwell (Tetra Tech), and Manochehr Oliazadeh (Worley). Each Qualified Person has reviewed and approved the information in this presentation relevant to the portion of the scientific and technical information for which they are responsible.

Other disclosures of a scientific or technical nature included in this presentation regarding the Santa Cruz Copper Project, have been reviewed, verified, and approved by Glen Kuntz, P.Geo., who is a Qualified Person as defined by Regulation S-K, Subpart 1300 promulgated by the U.S. Securities and Exchange Commission and by Canadian National Instrument 43-101. Mr. Kuntz is an employee of Ivanhoe Electric Inc.

The 2026 Study and 43-101 technical report include relevant information regarding the assumptions, parameters and methods of the mineral resource and mineral reserve estimates on the Santa Cruz Copper Project, as well as information regarding data verification, exploration procedures and other matters relevant to the scientific and technical disclosure contained in this presentation.

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CONFERENCE CALL PARTICIPANTS 4 Robert Friedland – Executive Chairman & Founder Taylor Melvin – President & Chief Executive Officer Michelle Lammers – Chief Operating Officer Glen Kuntz – Senior Vice President, Mine Development Jordan Neeser – Chief Financial Officer

SANTA CRUZ COPPER PROJECT OVERVIEW 5 High - grade Advanced Copper Project on Private Land in Arizona Modern Underground Mine Design with an On - off Heap - leach Process to Produce 99.99% Pure Copper Cathode – No Smelting 2026 Study Substantially Derisks Project Short Development Timeline – First Copper Production Expected in 2029 Located in the Heart of Arizona’s Industrial Corridor with Excellent Access to Existing Infrastructure American Copper to Support American Industry, Technology and Supply Chain Security Santa Cruz is the Most Advanced Large - Scale Copper Project in the United States Designed to Produce 99.99% Pure Copper Cathode Without Smelting

2026 PRELIMINARY FEASIBILITY STUDY OVERVIEW 6 2026 Study Incorporates Robbins Tunnel Boring Machine for Mine Access Project Derisked Through Advanced Engineering on Mine Access and Design, Ventilation, Heap Leaching, Surface Processing and Paste Backfill Study Confirms High - Grade, Low - Cost Project with Strong Economics Low Initial Capital of $1.43 Billion, Cash Operating Costs of $1.47 Per Pound Short Development Timeline to First Cathode Production in 2029 After - Tax Net Present Value 8% of $3.4 Billion and a 30.0% Internal Rate of Return at Current COMEX Copper Price Approximating $6.79 per Pound

2026 PRELIMINARY FEASIBILITY STUDY HIGHLIGHTS

Ivanhoe ELECTRIC

- **Low Initial Capital and Operating Costs**
- **Modern Underground Mine @ ~20,000 Tonnes per Day**
- **On-off Heap Leach Process with High Copper Recoveries of +92%**
- **SX/EW Process to Produce 99.99% Pure Copper Cathode Onsite**
- **High-grade Mineral Reserves: ~1.5 Million Tonnes Contained Cu @ 1.08%**
- **Advanced-stage Project with First Copper Targeted in 2029**

Summary Economics at $4.75/pound Copper

$1.43B
INITIAL CAPITAL EXPENDITURES

$1.5B
AFTER-TAX NPV8%

$240M
AFTER-TAX NPV PER $0.25/LB CHANGE IN Cu

$1.47
PER POUND UNIT CASH OPERATING COSTS

19%
AFTER-TAX IRR

~1.4MT
LIFE-OF-MINE COPPER PRODUCTION

92.3%
LIFE OF MINE AVERAGE COPPER RECOVERIES

~75kt
1st 15-YEARS' AVERAGE COPPER PRODUCTION

$5.5B
LIFE-OF-MINE AFTER-TAX FREE CASHFLOW

$19,100 $/tonne
CAPITAL INTENSITY[1]

24 Years
MINE LIFE

4.8 Years
AFTER-TAX PAYBACK PERIOD[2]

[1]Initial capital expenditures per average tonne of annual paid copper produced during first 15 years of mining; [2]Payback period post-construction.

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2026 STUDY INCLUDES CURRENT COST ESTIMATES AND ADVANCED ENGINEERING 2026 Study Includes: Current cost estimates reflecting inflation on construction materials, energy and labor Tunnel boring machine mine access and material handling Advanced engineering for underground mining, mine access, ventilation and surface processing Increase in quantity of binder required for paste backfill based on advanced testwork 8 2025 PFS Cost Escalation Mine Development Surface Development 2026 PFS Initial Capital ($millions) $1,236 $88 $84 $1,426 $18 Unit Operating Costs / lb Copper $1.47 $1.32 $2.01 $2.28 C1 Cash Costs All - in Sustaining Costs 2025 PFS 2026 PFS 2025 PFS 2026 PFS

LOW UNIT CASH COSTS



Americas Primary Copper Mines
Production (%)
0%
25%
50%
75%
100%
¢600
¢500
¢400
¢300
¢200
¢100
--
Cash Operating Costs / C1
(cents per pound of copper)
1st Quartile Cash Costs
Santa Cruz Copper Project $1.47/lb Copper
Copper Production
U.S. Copper Projects

Source: S&P Global Market Intelligence, 2026

Note: 2025 cash operating costs (C1) on a co-product basis for copper mines in the Americas, excluding processing facilities; LOM Average Copper Production used for Santa Cruz.

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ROBBINS TUNNEL BORING MACHINE IMPROVES MINE ACCESS Creates a single ~4 kilometer decline that is 9.3 meters in diameter Simultaneous installation of a precast, steel - reinforced concrete liner enhances long - term stability and safety Requires smaller box cut, resulting in 75% less excavated material Capable of +10 meters per day advance rate, approximately twice the rate of road headers Conveyor system installed during tunneling supports excavation and life - of - mine production 10 Tunnel created by Robbins Tunnel Boring Machine. Source: The Robbins Company

OPTIMIZED MINE ACCESS DESIGN Completed detailed design for mine access and ventilation shafts Material haulage system to include conveyors throughout mine life Updated heap leach design reduces pad footprint Refined mine plan results in faster production ramp - up and increases first 15 years’ average copper cathode production to 75,000 tonnes 11 Santa Cruz Mine Access and Development

IMPROVED SURFACE LAYOUT INCREASES OPERATIONAL EFFICIENCY 12 Updated layout improves material flow from underground to stacking and ultimately spent ore / paste Reduced surface crushing Surface conveyors replace truck haulage for ore handling Additional ponds on heap leach pads improve flexibility and recycling of solutions Project infrastructure occupies ~1,600 acres (30%) of our total land package Significant land available for expansion

SANTA CRUZ PROCESS FLOWSHEET 13 ~20,000 tonnes /day underground mine +92% copper recoveries Chloride assisted leach Low sulfuric acid consumption On - off heap leach Paste backfill SX/EW producing 99.99% pure copper cathode

- 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 Total Copper Grade (%) Copper Production (Tonnes) Copper Cathode Production Total Copper Head Grade (%) Construction Production COPPER PRODUCTION AND GRADE PROFILE 14 Potential to Access Existing Resources in Later Years

PERMITTING AND DEVELOPMENT TIMELINE 15 2026 2027 2028 2029 First Copper Cathode Permitted for Initial Construction Activities Permitting for Operations & LOM Production Mine Access and Underground Development Surface Construction and Processing Box Cut Decline Development Establish Ventilation General Site Infrastructure Crushing & Heap Leach Facility SX/EW Plant & Commissioning Groundwater Quality Air Quality Land Use & Reclamation Timeline subject to receipt of remaining permits and project financing.

16 SIGNIFICANT ORGANIC EXPANSION POTENTIAL BEYOND CURRENT MINE PLAN 1 Indicated Resources stated are exclusive of Reserves. All values are rounded. East Ridge Santa Cruz Texaco Probable Reserves Indicated Resources Inferred Resources Looking North, Tilted View Copper Grade (%) Contained Copper (Million Tonnes) Classification (All Deposits) 1.1 1.5 Probable Reserves 0.8 1.4 Indicated Resources 1 0.8 3.3 Inferred Resources Probable Reserves Support Current Mine Plan Indicated and Inferred Resources Highlight Additional Expansion Potential

FINANCING OVERVIEW Strong Balance Sheet and Liquidity to Fund Initial Project Activities +$250 million of cash at end of 2Q26 Engaged in Advanced Project Financing Discussions with U.S. Export - Import Bank and Leading Commercial Banks Received US EXIM’s Preliminary Project Letter in August 2026 for up to $1.1 Billion in Project Debt $200 Million Bank Credit Facility Closed in December 2025 and Undrawn Targeting Completion of Project Financing Commitments in 2026 August 7, 2026, U.S. Mining Roundtable PRESIDENT TRUMP ANNOUNCES OVER $2 BILLION IN CRITICAL MINING AND MINING - RELATED PROJECTS TO REVITALIZE THE INDUSTRY AND OVER $180 MILLION IN MINING SCHOOL INVESTMENTS TO BOLSTER THE AMERICAN MINING WORKFORCE. 17

SANTA CRUZ COPPER PROJECT OVERVIEW 18 High - grade Advanced Copper Project on Private Land in Arizona Modern Underground Mine Design with an On - off Heap - leach Process to Produce 99.99% Pure Copper Cathode – No Smelting 2026 Study Substantially Derisks Project Short Development Timeline – First Copper Production Expected in 2029 Located in the Heart of Arizona’s Industrial Corridor with Excellent Access to Existing Infrastructure American Copper to Support American Industry, Technology and Supply Chain Security Santa Cruz is the Most Advanced Large - Scale Copper Project in the United States Designed to Produce 99.99% Pure Copper Cathode Without Smelting

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